EXECUTION

AMENDMENT TO CUSTODY AGREEMENT

AMENDMENT made as of February 25, 2026 (the “Effective Date”) to that certain Custody Agreement dated as of November 7, 2002, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (each, a “Fund”) and The Bank of New York Mellon (formerly, The Bank of New York) (“Custodian”) (such Custody Agreement, as amended, hereinafter referred to as the “Custody Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Custody Agreement.

WHEREAS, the parties wish to amend the Custody Agreement to add certain Funds, as parties to the Custody Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.Schedule A of the Custody Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.Each party represents to the other that this Amendment has been duly executed.

3.Schedule A of the Custody Agreement, as amended by Exhibit I to this Amendment, shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Custody Agreement shall be a reference to the Custody Agreement as amended hereby. Except as amended hereby, the Custody Agreement shall remain in full force and effect.

4.The parties expressly agree that this Amendment shall terminate upon the effective date of the termination of the Custody Agreement.

5.The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

6.If any provision of the Agreement including this Amendment is found to be invalid, illegal or unenforceable, no other provision of the Agreement or this Amendment shall be affected, and all other provisions shall be enforced to the full extent of the law.

7.This Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws.

EXECUTION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the Effective Date. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

EACH FUND LISTED ON

EXHIBIT I HERETO

By:	/s/ Elyse McLaughlin
Name:	Elyse McLaughlin
Title:	Authorized Signatory

THE BANK OF NEW YORK MELLON

By:	/s/ Matthew Gronsky
Name:	Matthew Gronsky
Title:	Senior Vice President

2

EXECUTION

Exhibit I

SCHEDULE A TO THE CUSTODY AGREEMENT

INSURANCE FUNDS

Date of First
RIC/Fund Name	Former Name	Service
Advanced Series Trust
AST Bond Portfolio 2026		1/2/15
AST Bond Portfolio 2027		12/21/15
AST Bond Portfolio 2028		12/15/16
AST Bond Portfolio 2029		12/1/17
AST Bond Portfolio 2030		12/11/18
AST Bond Portfolio 2031		12/2/19
AST Bond Portfolio 2032	`	12/11/20
AST Bond Portfolio 2033		12/1/21
AST Bond Portfolio 2034		12/19/22
AST Bond Portfolio 2035		12/11/23
AST Bond Portfolio 2036		12/10/24
AST Bond Portfolio 2037		12/5/25
AST Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio	11/1/07
AST Investment Grade Bond Portfolio		1/28/08
AST J.P. Morgan Aggressive Multi-Asset Portfolio	AST T. Rowe Price Growth Opportunities	12/5/13
Portfolio
AST J.P. Morgan Fixed Income Central Portfolio		11/28/22
AST Large-Cap Equity Portfolio	AST Large-Cap Core Portfolio	4/1/13
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio	2/25/13
AST PGIM Fixed Income Central Portfolio		6/27/22
AST Target Maturity Central Portfolio		4/25/22
The Prudential Series Fund
PSF PGIM 50/50 Balanced Portfolio	Conservative Balanced Portfolio	7/25/05
PSF PGIM Total Return Bond Portfolio	Diversified Bond Portfolio	7/25/05
PSF PGIM Flexible Managed Portfolio	Flexible Managed Portfolio	7/25/05
PSF Global Portfolio	Global Portfolio	7/25/05
PSF PGIM Government Money Market Portfolio	Government Money Market Portfolio, Money	9/12/05
Market Portfolio
PSF PGIM High Yield Bond Portfolio	High Yield Bond Portfolio	7/25/05
PSF PGIM Jennison Blend Portfolio	Equity Portfolio	7/25/05
PSF PGIM Jennison Growth Portfolio	Jennison Portfolio	7/25/05
PSF Small-Cap Stock Index Portfolio	Small Capitalization Stock Portfolio	7/25/05
PSF Stock Index Portfolio	Stock Index Portfolio	7/25/05
PSF PGIM Jennison Value Portfolio	Value Portfolio	7/25/05

3

EXECUTION

PSF PGIM Laddered Allocation S&P 500 Buffer 12 Portfolio		6/4/25
PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio		6/4/25
PSF PGIM Ballast Portfolio		6/4/25
Prudential Gibraltar Fund		7/25/05
RETAIL FUNDS
Date of First
RIC/Fund Name	Former Name	Service
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.
PGIM Global Total Return Fund	Prudential Global Total Return Fund,	6/6/05
Prudential Global Total Return Fund, Inc.
PGIM Global Total Return (USD Hedged) Fund	Prudential Global Total Return (USD Hedged)	12/1/17
Fund
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc.,
MoneyMart Assets, Inc.
PGIM Government Money Market Fund	Prudential Government Money Market Fund,	6/6/05
Inc.
PGIM Core Government Money Market Fund		3/6/23
Prudential Investment Portfolios, Inc.
Prudential Balanced Fund, Prudential Asset
PGIM Balanced Fund	Allocation Fund, Dryden Asset Allocation	6/6/05
Fund, Dryden Active Allocation Fund
PGIM Jennison Equity Opportunity Fund,
PGIM Jennison Focused Value Fund	Prudential Jennison Equity Opportunity Fund,	6/27/05
Jennison Equity Opportunity Fund
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund, Jennison	6/27/05
Growth Fund
Prudential Investment Portfolios 2	Dryden Core Investment Fund
PGIM Quant Solutions Commodity Strategies Fund	PGIM QMA Commodity Strategies Fund	11/1/16
Prudential Commodity Strategies Fund
PGIM Commodity Strategies Subsidiary, Ltd.	Prudential Commodity Strategies Subsidiary,	11/1/16
Ltd.
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund	11/1/16
Prudential Core Ultra Short Bond Fund,
PGIM Core Ultra Short Bond Fund	Prudential Core Taxable Money Market Fund,	6/6/05
Taxable Money Market Series
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund	7/15/16
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity	11/1/16
Fund
PGIM Quant Solutions Emerging Markets Equity Fund	Prudential QMA Emerging Markets Equity	11/1/16
Fund
PGIM Quant Solutions International Developed Markets	Prudential QMA International Developed
Index Fund	Markets Index Fund	11/1/16
PGIM Quant Solutions Mid-Cap Core Fund,
PGIM Quant Solutions Mid-Cap Index Fund	PGIM QMA Mid-Cap Core Equity Fund,	11/1/16
Prudential QMA Mid-Cap Core Equity Fund
PGIM TIPS Fund	Prudential TIPS Fund	11/1/16
4
EXECUTION

Prudential Investment Portfolios 3	Jennison Dryden Opportunity Funds,
Strategic Partners Opportunity Funds
Prudential Jennison Select Growth Fund,
PGIM Jennison Focused Growth Fund	Jennison Select Growth Fund, Strategic	12/9/02
Partners Focused Growth Fund
PGIM Quant Solutions Large-Cap Value Fund	PGIM QMA Large-Cap Value Fund	4/1/14
PGIM Strategic Bond Fund	Prudential Unconstrained Bond Fund, PGIM	6/1/15
Unconstrained Bond Fund
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
PGIM Muni High Income Fund	Prudential Muni High Income Fund, High	6/6/05
Income Series
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
PGIM 60/40 Allocation Fund		9/1/15
PGIM Target Date Income Fund	Prudential Day One Income Fund	11/1/16
PGIM Target Date 2020 Fund	Prudential Day One 2020 Fund	11/1/16
PGIM Target Date 2025 Fund	Prudential Day One 2025 Fund	11/1/16
PGIM Target Date 2030 Fund	Prudential Day One 2030 Fund	11/1/16
PGIM Target Date 2035 Fund	Prudential Day One 2035 Fund	11/1/16
PGIM Target Date 2040 Fund	Prudential Day One 2040 Fund	11/1/16
PGIM Target Date 2045 Fund	Prudential Day One 2045 Fund	11/1/16
PGIM Target Date 2050 Fund	Prudential Day One 2050 Fund	11/1/16
PGIM Target Date 2055 Fund	Prudential Day One 2055 Fund	11/1/16
PGIM Target Date 2060 Fund	Prudential Day One 2060 Fund	11/1/16
PGIM Target Date 2065 Fund	Prudential Day One 2065 Fund	12/16/19
PGIM Target Date 2070 Fund		12/10/24
Prudential Jennison Diversified Growth Fund
PGIM Jennison Diversified Growth Fund	and Prudential Jennison Conservative Growth	11/18/02
Fund
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund	3/5/14
Prudential Investment Portfolios 6	Dryden California Municipal Fund
PGIM California Muni Income Fund	Prudential California Muni Income Fund	9/12/05
Prudential Investment Portfolios 7	JennisonDryden Portfolios
PGIM Jennison Value Fund	Prudential Jennison Value Fund	6/27/05
Prudential Investment Portfolios 8	Dryden Index Series Fund
PGIM Quant Solutions Stock Index Fund,
PGIM QMA Stock Index Fund, Prudential
PGIM Quant Solutions Large-Cap Index Fund	QMA Stock Index Fund, Prudential Stock Index	6/27/05
Fund
PGIM Securitized Credit Fund		7/1/19
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund	3/30/11
PGIM Quant Solutions Large-Cap Core Fund	PGIM QMA Large-Cap Core Equity Fund	6/27/05
5
EXECUTION

Prudential QMA Large-Cap Core Equity Fund,
Prudential Large-Cap Core Equity Fund,
Dryden Large-Cap Core Equity Fund
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund	7/7/14
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund	6/1/15
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
PGIM Short Duration Muni High Income
PGIM Short Duration Muni Fund	Fund, Prudential Short Duration Muni High	5/28/14
Income Fund
PGIM Jennison Technology Fund		6/18/18
PGIM Conservative Retirement Spending Fund		4/3/24
PGIM Moderate Retirement Spending Fund		4/3/24
PGIM Enhanced Retirement Spending Fund		4/3/24
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
PGIM Government Income Fund	Prudential Government Income Fund, Dryden	7/25/05
Government Income Fund, Inc.
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund	3/30/11
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund, Inc., Dryden
High Yield Fund, Inc.
PGIM Short Duration High Yield Income Fund	Prudential Short Duration High Yield Income	9/24/12
Fund
PGIM High Yield Fund	Prudential High Yield Fund	7/25/05
Prudential Investment Portfolios 16
PGIM Income Build Fund		12/30/15
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund, Inc.,
Dryden Total Return Bond Fund, Inc.
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund	7/25/05
PGIM Short Duration Multi-Sector Bond Fund	Prudential Short Duration Multi-Sector Bond	12/5/13
Fund
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund,	6/27/05
Jennison 20/20 Focus Fund
PGIM Jennison Energy Infrastructure Fund	PGIM Jennison MLP Fund	12/5/13
Prudential Jennison MLP Fund
Prudential Jennison Blend Fund, Inc	Jennison Blend Fund, Inc., Strategic Partners
Equity Fund, Inc.
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc	9/12/05
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison Mid-Cap Growth Fund, Inc.,
Jennison U.S. Emerging Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund,	6/27/05
Inc.
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	Prudential Jennison Natural Resources Fund,	6/27/05
Inc.
Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.	6/27/05
6
EXECUTION

Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.	9/12/05
Prudential Sector Funds	Jennison Sector Funds, Inc.
PGIM Jennison Financial Services Fund	Prudential Jennison Financial Services Fund	6/27/05
and Prudential Financial Services Fund
Prudential Health Sciences Fund d/b/a
PGIM Jennison Health Sciences Fund	Prudential Jennison Health Sciences Fund,	6/27/05
Jennison Health Sciences Fund
PGIM Jennison Utility Fund	Prudential Utility Fund d/b/a Prudential	6/27/05
Jennison Utility Fund, Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund,	6/6/05
Inc.
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Local Currency Fund	Prudential Emerging Markets Debt Local	3/30/11
Currency Fund
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard	12/1/17
Currency Fund
PGIM QMA International Equity Fund
PGIM Quant Solutions International Equity Fund	Prudential QMA International Equity, Fund	6/6/05
Prudential International Equity Fund
PGIM Jennison Emerging Markets Equity Opportunities	Prudential Jennison Emerging Markets Equity
Fund	Fund	9/3/14
PGIM Jennison Global Infrastructure Fund	Prudential Jennison Global Infrastructure	8/12/13
Fund
PGIM Jennison Global Opportunities Fund	Prudential Jennison Global Opportunities	3/14/12
Fund
PGIM Jennison International Opportunities Fund	Prudential Jennison International	6/5/12
Opportunities Fund
The Target Portfolio Trust
PGIM Quant Solutions Small Cap Value Fund	PGIM QMA Small Cap Value Fund	9/1/17
PGIM Core Bond Fund		2/1/15
CLOSED END FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM High Yield Bond Fund, Inc.	Prudential Short Duration High Yield Fund,	3/8/12
Inc.
PGIM Global High Yield Fund, Inc.	Prudential Global Short Duration High Yield	9/24/12
Fund, Inc.
PGIM Short Duration High Yield Opportunities Fund		10/9/20
ALTERNATIVE FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM Private Real Estate Fund, Inc.		3/30/22
PGIM Credit Income Fund		10/15/23
7
EXECUTION

PGIM CIF CA LLC		2/25/26
EXCHANGE TRADED FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM ETF Trust
PGIM Ultra Short Bond ETF		6/3/22
PGIM Active High Yield Bond ETF		6/3/22
PGIM Active Aggregate Bond ETF		6/3/22
PGIM Total Return Bond ETF		6/3/22
PGIM Floating Rate Income ETF		5/17/22
PGIM Portfolio Ballast ETF		12/12/22
PGIM Jennison Focused Growth ETF		12/12/22
PGIM Jennison Focused Value ETF		12/12/22
PGIM AAA CLO ETF		7/19/23
PGIM Short Duration Multi-Sector Bond ETF		7/19/23
PGIM Jennison Focused Mid-Cap ETF		12/14/23
PGIM Jennison Better Future ETF		12/14/23
PGIM Jennison International Opportunities ETF		12/14/23
PGIM Short Duration High Yield ETF		12/14/23
PGIM Municipal Income Opportunities ETF		6/14/24
PGIM Ultra Short Municipal Bond ETF		6/24/24
PGIM Corporate Bond 0-5 Year ETF		7/29/25
PGIM Corporate Bond 5-10 Year ETF		7/29/25
PGIM Corporate Bond 10+ Year ETF		7/29/25
PGIM Rock ETF Trust
PGIM S&P 500 Buffer 12 ETF – January	(formerly, PGIM US Large-Cap Buffer 12	10/26/23
ETF – January)
PGIM S&P 500 Buffer 12 ETF – February	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – February)
PGIM S&P 500 Buffer 12 ETF – March	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – March)
PGIM S&P 500 Buffer 12 ETF – April	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – April)
PGIM S&P 500 Buffer 12 ETF – May	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – May)
PGIM S&P 500 Buffer 12 ETF – June	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – June)
PGIM S&P 500 Buffer 12 ETF – July	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – July)
PGIM S&P 500 Buffer 12 ETF – August	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – August)
PGIM S&P 500 Buffer 12 ETF – September	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – September)
PGIM S&P 500 Buffer 12 ETF – October	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – October)
PGIM S&P 500 Buffer 12 ETF – November	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – November)
PGIM S&P 500 Buffer 12 ETF – December	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – December)
8

EXECUTION

PGIM S&P 500 Buffer 20 ETF – January	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – January)
PGIM S&P 500 Buffer 20 ETF – February	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – February)
PGIM S&P 500 Buffer 20 ETF – March	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – March)
PGIM S&P 500 Buffer 20 ETF – April	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – April)
PGIM S&P 500 Buffer 20 ETF – May	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – May)
PGIM S&P 500 Buffer 20 ETF – June	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – June)
PGIM S&P 500 Buffer 20 ETF – July	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – July)
PGIM S&P 500 Buffer 20 ETF – August	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – August)
PGIM S&P 500 Buffer 20 ETF – September	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – September)
PGIM S&P 500 Buffer 20 ETF – October	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – October)
PGIM S&P 500 Buffer 20 ETF – November	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – November)
PGIM S&P 500 Buffer 20 ETF – December	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – December)
PGIM Laddered S&P 500 Buffer 12 ETF	(formerly, PGIM Laddered Fund of Buffer 12	6/11/24
ETF)
PGIM Laddered S&P 500 Buffer 20 ETF	(formerly, PGIM Laddered Fund of Buffer 20	6/11/24
ETF)
PGIM S&P Max Buffer ETF – January		12/27/24
PGIM S&P Max Buffer ETF – February		12/27/24
PGIM S&P Max Buffer ETF – March		12/27/24
PGIM S&P Max Buffer ETF – April		12/27/24
PGIM S&P Max Buffer ETF – May		12/27/24
PGIM S&P Max Buffer ETF – June		12/27/24
PGIM S&P Max Buffer ETF – July		12/27/24
PGIM S&P Max Buffer ETF – August		12/27/24
PGIM S&P Max Buffer ETF – September		12/27/24
PGIM S&P Max Buffer ETF – October		12/27/24
PGIM S&P Max Buffer ETF – November		12/27/24
PGIM S&P Max Buffer ETF – December		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – January		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – April		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – July		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – October		12/27/24
PGIM Laddered Nasdaq-100 Buffer 12 ETF		12/27/24

9